April 27, 2000



Securities and Exchange Commission
Operations Center
6432 General Green Way
Alexandria, VA  22312-2413

Gentlemen:

We are transmitting herewith Vectren Corporation's
Current Report on Form 8-K.

Very truly yours,


/s/James A.Hummel, II
James A.Hummel, II
JH:tmw



             SECURITIES AND EXCHANGE COMMISSION
                   Washington, DC   20549

                          FORM 8-K

                       CURRENT REPORT

                  Pursuant to Section 13 of
                   15(d) of the Securities
                    Exchange Act of 1934

      Date of Report (Date of earliest event reported)
                       April 27, 2000


                     VECTREN CORPORATION
   (Exact name of registrant as specified in its charter)


       Indiana                1-15467                35-2086905
(State of Incorporation) (Commission File Number) (I.R.S. Employer
                                                   Identification
                                                   No.)

   20 N.W. Fourth Street
     Evansville, Indiana                           47741
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (812)465-5300


                            N/A
    (Former name or address, if changed since last report.)


Item 5.    Other Events

On April 27, 2000, Vectren Corporation conducted their quarterly conference call with the investment community regarding results of operations and financial position. The script for this teleconference is included herein. This script contains certain subjects that pertain to our growth strategy and may contain forward-looking information. Actual results could differ materially from those that will be projected in this script.

Item 7.    Exhibits

99     Analyst Teleconference Script - First Quarter 2000


                              SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 VECTREN CORPORATION


April 27, 2000             /s/ M. Susan Hardwick
                           M. Susan Hardwick
                           Vice President and
                           Controller